                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 14, 2004
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                             CONTINUUM GROUP B INC.
               (Exact name of registrant as specified in Charter)

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           Nevada                       000-50501              20-0443565
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   (State or other jurisdiction        (Commission           (IRS Employer
   of incorporation)                   File Number)          Identification No.)

    c/o Olshan Grundman Frome et al, 65 East 55th Street, New York, NY 10022
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           (Address of principal executive office, including zip code)

                                 (212) 451-2300
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              (Registrant's telephone number, including area code)

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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.       OTHER EVENTS AND REQUIRED FD DISCLOSURE.

            On June 14, 2004, Continuum Group B Inc.  ("Continuum") entered into an  Agreement  and  Plan of  Reorganization  (the  "Merger  Agreement")  with HW
Acquisition  Corporation,  a Delaware corporation and wholly-owned subsidiary of
Continuum  ("Merger Sub"),  and  HorizonLive.com,  Inc., a Delaware  corporation
("Horizon"),  pursuant to which  Merger Sub will be merged with and into Horizon and Horizon will become a wholly-owned  subsidiary of Continuum.  In the merger, each outstanding  share of Horizon common stock will be converted into the right to receive 1 share of Continuum  common stock and each share of Horizon Series C preferred stock will be converted into the right to receive 1 share of Continuum
Series  A  preferred  stock.   Upon   consummation  of  the  merger,   Horizon's
stockholders  will  collectively  hold  a  controlling  interest  in  Continuum.
Completion of the merger is subject to various customary closing  conditions set forth in the Merger Agreement.

            The foregoing  description of the  transactions  contemplated by the
Merger Agreement is a summary only and is qualified in its entirety by reference to the  complete  copy of the Merger  Agreement  attached  as an exhibit to this
Current Report on Form 8-K.

ITEM  7.      FINANCIAL STATEMENTS AND EXHIBITS.

        (c)      Exhibits

                 2.1         Agreement and Plan of  Reorganization,  dated as of
                             June 14,  2004,  among  Continuum  Group B Inc.,  a
                             Nevada corporation,  HW Acquisition Corporation,  a
                             Delaware corporation, and HorizonLive.com,  Inc., a
                             Delaware corporation.

                 99.1        Joint Press Release, dated June 16, 2004, issued by
                             HorizonLive.com. Inc. and Wimba S.A.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Dated:  June 22, 2004

                                             CONTINUUM GROUP B INC.

                                             By: /s/ Robert L. Frome
                                                 ---------------------------
                                                 Name:  Robert L. Frome
                                                 Title: President

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